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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 2004


                              NGAS RESOURCES, INC.
                      (FORMERLY, DAUGHERTY RESOURCES, INC.)

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  PROVINCE OF BRITISH COLUMBIA            0-12185             NOT APPLICABLE
(STATE OR OTHER JURISDICTION OF         (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)        IDENTIFICATION NO.)


             120 PROSPEROUS PLACE, SUITE 201
                   LEXINGTON, KENTUCKY                             40509-1844
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (859) 263-3948



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ITEM 5. OTHER EVENTS

         On August 18, 2004, our operating subsidiary, Daugherty Petroleum, Inc. ("DPI") entered into an asset purchase agreement with Stone Mountain Energy Company, L.C. ("SME") for the purchase of substantially all of SME's assets. The pending acquisition is described in a press release included as an exhibit to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

EXHIBIT
NUMBER        EXHIBIT
-------       -------

   10.1 Asset Purchase Agreement dated as of August 18, 2004 by and between Stone Mountain Energy Company, L.C. and Daugherty Petroleum, Inc.

   20.1       Press Release dated August 19, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NGAS RESOURCES, INC.
                                       (formerly, Daugherty Resources, Inc.)



Date:  August 19, 2004                 By:         /s/  William S. Daugherty
                                            ------------------------------------
                                                     William S. Daugherty
                                                    Chief Executive Officer
                                                   (Duly Authorized Officer)
                                                 (Principal Executive Officer)